CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Target Offering: 10,000,000 Shares

of COMMON STOCK

at $0.50 per Share

Trxade Group, Inc., a Delaware corporation (“Trxade” or the “Company”), is offering (the “Offering”) for sale shares of common stock of the Company (the “Offered Shares”) to persons who qualify as “accredited investors”, as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). We are offering the Shares on a “best efforts” basis with no prescribed minimum. See “Summary of the Offering. There is no minimum number of shares that must be sold for the offering to close.

The common stock of the Company (the “Common Stock) is listed on the OTCQB and the Over the Counter Bulletin Board under the symbol “TRXD”. The price for the Common Stock on the OTCQB on September 16, 2019 was $1.20 per share. The price of the Offered Shares will be Fifty Cents ($0.50) per share.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD SOLELY WITHIN THE UNITED STATES EXCLUSIVELY TO ACCREDITED INVESTORS (AS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT) IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

Further, we were previously a shell company, AND therefore the exemption offered pursuant to Rule 144 is not IMMEDIATELY available. Notwithstanding the foregoing, HOWEVER, BECAUSE WE have filed current “Form 10 information” with the SEC reflecting our status as an entity that is no longer a shell company, if (i) we REMAIN subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; AND (ii) have filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months; then the securities issued in connection with this Offering may be sold subject to Rule 144 and other applicable securities laws after one year has elapsed from the date that we fileD “Form 10 information” with the SEC.

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THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

The securities offered hereby are speculative and involve a high degree of risk, and should not be purchased by anyone who cannot afford the loss of the entire amount of his or her investment. See “Risk Factors,” from our Registration Statement on Form S-1, as amended (the “Form S-1”), declared effective with the Securities and Exchange Commission (the “SEC”) on July 1, 2019, our Annual Report on Form 10-K for the period ended December 31, 2018 (the “Form 10-K”) and all subsequent Quarterly Reports on Form 10-Q (collectively, the Form S-1 and the Form 10-K, Form 10-Q, and all other public filings with the SEC are referred to hereinafter as the “Public Filings”). The RISK FACTORS from our Public Filings and other information therein are incorporated herein by reference. This offering is not complete without reviewing the information presented in these documents. You can review these documents free of charge at the SEC website, www.SEC.gov.

The date of this Memorandum September 16, 2019

This Private Placement Memorandum (the “Memorandum”) is confidential and is intended solely for the prospective investor to whom it is delivered and does not constitute an offer to any other person or to the public generally to subscribe for or purchase any of the Offered Shares. The S-1 is only correct as of dates specified therein, unless amended. Our Annual Report on Form 10-K for the year ended December 31, 2018 was filed with the SEC in March 2019. Our Form 10-Q for the Quarter Ended June 30, 2019 was filed in July 26, 2019. Trxade is under no obligation to update these documents other than required in our public reports filed with the SEC. Certain information contained in this Memorandum is proprietary to Trxade and is being submitted to prospective investors solely for their confidential use in evaluating a potential investment in the Offered Shares. Any duplication or redistribution of this document or dissemination of the confidential or proprietary information contained herein without the express consent of Trxade is strictly prohibited. Delivery of this Memorandum does not under any circumstances constitute a representation or imply that information set forth or incorporated by reference herein is correct as of any time subsequent to the date hereof.

Certain statements contained in this Memorandum and the Public Filings, including the exhibits thereto, constitute forward-looking statements. The use of any of the words “anticipate”, “intend”, “continue”, “estimate”, “expect”, “may”, “will”, “project”, “should”, “believe” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. The Company believes that the expectations reflected in those forward-looking statements are reasonable but no assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this Memorandum and the Public Filings, including the exhibits thereto, should not be unduly relied upon. These statements speak only as of the date of this Memorandum, the Public Filings, or as of the date made, as applicable.

Trxade Group, Inc. Offering Memorandum and Subscription Booklet	Page ii

These statements, as well as information otherwise provided to prospective investors, are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict and may be beyond the Company’s control. Therefore, actual results could differ materially from those expressed or anticipated. These risks and uncertainties include the following, and are further detailed under “Risk Factors” in our Form S-1, the Form 10-K, and the Form 10-Q. Major risks include, but are not limited to:

●	If we do not obtain additional financing, our business, prospects, financial condition and results of operations will be adversely affected;
●	We are subject to the “penny stock” rules which will adversely affect the liquidity of our common stock;
●	The market price for our common stock is particularly volatile, given our status as a relatively unknown company with a small and thinly quoted public float, limited operating history and lack of significant net revenues, which could lead to wide fluctuations in our share price;
●	A significant number of our shares are eligible for sale and their sale or potential sale may depress the market price of our common stock;
●	We have a limited operating history and may incur losses for an indeterminate period of time;
●	There is a limited market for our shares and our common stock is thinly quoted, so you may be unable to sell at or near bid prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares;
●	Our Chief Executive Officer and President are also our two largest stockholders, and as a result they can exert control over us and have actual or potential interests that may diverge from yours;
●	Problems that the Company may face in raising additional capital;
●	Uncertainty of market acceptance of the Company’s products and services;
●	Uncertainty as to the completion of announced products and services;
●	Dependence on key personnel; and
●	Infringement upon proprietary technology by competitors.

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TERMS OF THE OFFERING

The Company does not undertake any obligation to update or revise any forward-looking statements contained herein for any reason, even if new information becomes available or other events occur in the future.

Each prospective investor may make inquiries of Trxade with respect to its business or any other matters relating to Trxade and an investment in the Offered Shares, and may obtain any additional information which such person deems relevant to an investment decision in order to obtain, clarify or verify information regarding Trxade, whether or not contained in this Memorandum or the Public Filings (to the extent that Trxade possesses such information or can acquire it without unreasonable effort or expense). In connection with such inquiry, documents which a prospective investor reasonably wishes to review will be made available for inspection or copying upon request, subject to execution of appropriate confidentiality agreements to maintain such information in confidence and to return the same to the Company if the recipient does not purchase any of the securities offered hereby. Any such inquiries or requests for additional information or documents should be made in writing to Trxade, addressed as follows: Trxade Group, Inc., at 3480 Land O Lakes Blvd, Land O Lakes, FL -34639, Attention: Suren Ajjarapu, CEO. Any authorized response by Trxade will be in writing.

No dealer, salesperson or any other person, other than as provided for herein, has been authorized by the Company to give any information or to make any representations other than those contained in this Memorandum and the Public Filings in connection with the Offering made hereby, and if given or made, such information or representation must not be relied upon as having been authorized by Trxade. This Memorandum does not contain any financial projections relating to the future financial performance of Trxade, and management of Trxade has not prepared any such projections for use by investors in connection with this Offering. No person is authorized to provide any financial projections or to make any representations regarding such projections in connection with the Offering made hereby, and if given or made, such projections or representations must not be relied upon. Trxade disclaims any and all responsibility for representations or warranties, express or implied, not set forth in this Memorandum or the Public Filings or made by an executive officer of Trxade in writing.

This Offering is subject to withdrawal, cancellation or modification by Trxade without notice. Trxade reserves the right, in its sole discretion, to reject any subscription or offer to purchase the Offered Shares, in whole or in part, for any reason, or to elect to sell less than the number of the Offered Shares offered hereby.

Prospective investors are not to construe the contents of this Memorandum or the Public Filings as legal, investment or tax advice. Prospective investors should be aware that the purchase of the securities offered hereby might have tax consequences in the United States. Such consequences for investors who are resident in, or citizens of, the United States are not described in this Memorandum or the Public Filings. Prospective investors should consult their advisors as to legal, investment, tax and related matters concerning any proposed purchase of the Offered Shares and to assist such investor in making an investment decision. In making an investment decision, investors must rely on their own examination of Trxade and the terms of the Offering, including the merits and risks involved. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

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This Memorandum contains summaries of certain provisions of documents relating to the purchase of the Offered Shares, as well as summaries of various provisions of relevant statutes and regulations. Such summaries do not purport to be complete and are qualified in their entirety to reference to the texts of the original documents, statutes and regulations that are available upon request.

This Memorandum, including the Public Filings and all exhibits hereto and thereto, should be read in its entirety by each prospective investor prior to a decision to subscribe for the Offered Shares or the completion of subscription documents.

The shares of Common stock constituting the Offered Shares have not been registered under the Securities Act and are being offered in reliance upon the exemptions from registration set forth in Regulation D promulgated thereunder. Offered Shares are being offered and will be sold only to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and any applicable state securities law. Each subscriber will be required to complete and execute a Certificate of Accredited Investor Status and a Subscription Agreement in the forms of Exhibit A, a and EXHIBIT B, respectively, attached hereto, to represent and to establish to the satisfaction of Trxade that such subscriber meets one or more of the criteria for accredited investors. In addition, each subscriber will be required to represent that the Offered Shares will be purchased solely for his or her own account, for investment purposes only, and not with a view to, or for resale in connection with, any distribution. Transfer of the Offered Shares may be limited. Trxade reserves the right to refuse a subscription for Offered Shares in its sole discretion for any reason including a concern that the prospective investor may not meet the requirements for accredited investors or that the Offered Shares are otherwise an unsuitable investment for the prospective investor.

Trxade Group, Inc. Offering Memorandum and Subscription Booklet	Page v

INDEX

General:

This Subscription Booklet contains documents that must be READ, EXECUTED and RETURNED to Trxade Group, Inc. (the “Company”) if you wish to invest in the Company. You should consult with an attorney, accountant, investment advisor or other advisor regarding an investment in the Company and its suitability for you.

If you decide to invest, please fill out, sign and return the documents pertinent to you, as listed under each of the headings below.

For individuals, the documents to be returned are:

●	Exhibit A: Signature Page of Securities Purchase Agreement; and

●	Exhibit B: Purchaser Questionnaire and Suitability Statement.

If the Securities are to be jointly owned by individuals, the following documents must also be returned:

●	Exhibit A: Signature Page of Securities Purchase Agreement signed by both owners; and

●	Exhibit B: A Purchaser Questionnaire and Suitability Statement completed by each owner; and

For entities, the documents to be returned are:

●	Exhibit A: Signature Page of Securities Purchase Agreement;

●	Exhibit B: Purchaser Questionnaire and Suitability Statement; and

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Securities Purchase Procedures

The Company is anticipating offering up to $5,000,000 of Common Stock securities (collectively, the “Securities”) to accredited investors only. Unless waived by the Company in its sole discretion, the minimum investment in the Company by any one investor is $100,000. The maximum individual subscription amount shall be determined by the Company on a case-by-case basis at the Company’s sole discretion. There is no minimum aggregate sale of Securities required for the Company to begin accepting and closing sales of Securities.

The offering will commence on the date of this Subscription Booklet and will expire on the earlier of the date on which the offering is fully subscribed or November 1, 2019, unless extended at the discretion of the Company, at the Company’s discretion. No broker-dealer will act on behalf of the Company in offering or selling the Securities offered hereby. Offers and sales of the Securities will be made only by Suren Ajjarapu, CEO, who will not receive any commissions or other compensation for such services.

It is contemplated that one or more closings will be held in the offering and that closings may occur on a “rolling” basis with the Company accepting sales of Securities on an on-going basis during the term of the offering.

Prospective investors wishing to subscribe for Securities will be required to complete, execute and deliver to the Company the investor’s Securities Purchase Agreement and the other subscription documents outlined above. Each prospective investor will also be required to deliver (simultaneously with the Securities Purchase Agreement) a certified, cashier’s or other check acceptable to the Company or wire of readily available funds for such prospective investor’s entire capital contribution. The check should be payable to “Trade Group, Inc.” Wire instructions will be available upon request.

Securities issued hereunder will be returned as soon as practicable accompanied by the investor’s countersigned Securities Purchase Agreement. The Company reserves the right to decline any investment in whole or in part or to allot to any prospective investor less than the amount of Securities subscribed for by such prospective investor.

The Securities will be offered and sold only to “accredited investors” (as defined below) who: (a) represent, among other things, that they are acquiring the Securities for their own account, for investment only and not with a view toward the resale or distribution thereof, that they are aware that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), that their transfer rights are restricted by the Securities Act and applicable state securities laws, and that they are aware of the absence of a market for the Securities; (b) are investors meeting the suitability standards hereinafter set forth, including status as an “accredited investor”; and (c) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of this investment. In this regard, the Company will require as a general investor suitability standard that each prospective investor represent that such prospective investor meets these and other standards by executing the Purchase Agreement and completing the Purchaser Questionnaire and Suitability Statement.

An “accredited investor” is defined under Rule 501 of Regulation D promulgated by the SEC under the Securities Act to include, among other categories of investors, the following: (a) charitable, educational, literary or similar organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, Massachusetts or similar business trusts, or partnerships, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (b) an executive officer or director of the Company; (c) a natural person whose individual net worth, or joint net worth with such person’s spouse, at the time of purchase exceeds $1,000,000 (excluding the value of such person’s primary residence and including certain liabilities relating to such person’s primary residence as set forth in Rule 501 of Regulation D); (d) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with such person’s spouse in excess of $300,000 in each of such years and who has a reasonable expectation of reaching the same income level in the current year; (e) a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) of Regulation D; or (f) an entity (including an IRA) in which all of the equity owners are “accredited investors”. Prospective investors must also represent that their investment in the Securities is suitable for them upon the basis of all of the facts and circumstances of their financial situation and needs and their other security holdings.

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The requirements described above represent minimum suitability requirements for prospective investors and the satisfaction of such standards by a prospective investor does not necessarily mean that the Securities are a suitable investment for such prospective investor. Each prospective investor should make an independent determination as to whether an investment in the Securities is appropriate for such prospective investor. The Company may make or cause to be made such further inquiry and obtain such additional information as it deems appropriate with regard to the suitability of a prospective investor. The Company may reject subscriptions in whole or in part, in its sole judgment.

If any representation made by a prospective investor or others acting on his, her or its behalf misleads the Company as to the financial or other circumstances of a particular prospective investor, or if, because of any error or misunderstanding as to such circumstances, a copy of this Subscription Booklet is delivered to a prospective investor who does not meet the investor suitability standards set forth above, the delivery of this Subscription Booklet to such prospective investor shall not be deemed to be an offer, and this Subscription Booklet must be returned to the Company immediately.

All subscription documents (including all signature pages for the Securities Purchase Agreement and completed Purchaser Questionnaire and Suitability Statement) are to be executed and returned to Suren Ajjarapu, on behalf of Trxade Group, Inc., at the following address:

Trxade Group, Inc.

3480 Land O Lakes

Blvd, Land O Lakes, FL 34639

Attention: Suren Ajjarapu, CEO.

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Exhibit A

Securities Purchase Agreement

See attached.

Trxade Group, Inc. Offering Memorandum and Subscription Booklet

TRXADE GROUP, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement, dated as of the date below (this “Agreement”), is entered into by and among Trxade Group, Inc. (the “Company”), a corporation incorporated in the state of Delaware, and the persons and entities listed on the signature page attached hereto (the “Investors”).

The parties hereby agree as follows:

1. The Securities.

(a) Issuance of Securities. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, shares of Common Stock (each, a “Security” and, collectively, the “Securities”) for the investment amount set forth opposite the respective Investor’s name on signature page hereto (the “Investment Amount”). The obligations of the Investors to purchase Notes are several and not joint. The aggregate Investment Amounts for the purchase of Securities hereunder are indeterminant at this time shall be determined by the Company’s Board of Directors. The amount may exceed $5,000,000.

(b) Delivery; Use of Proceeds. The sale and purchase of the Securities shall take place at a closing (the “Closing") to be held at such place and time as the Company and the Investors may determine (the “Closing Date"). At the Closing, the Company will deliver to each of the Investors the Securities to be purchased by such Investor, against receipt by the Company of such Investor’s Investment Amount. The Company may conduct one or more additional closings within two years of the Closing (each, an “Additional Closing”) to be held at such place and time as the Company and the Investors participating in such Additional Closing may determine (each, an “Additional Closing Date”). Proceeds of the Securities shall be used for general corporate purposes, including the payment of a salary to the officers of the Company.

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required.

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(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and Securities issued hereunder (and collectively with the other documents referenced herein, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company.

(d) No Violation or Default. The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.

(e) Capitalization. As of the date of this Agreement, the authorized and outstanding capital stock of the Company is as set herein and in the Public Filings (whichever is later) and also sets forth all outstanding options, warrants and convertible securities of the Company outstanding as of the date hereof, including any shares reserved for issuance under any equity incentive or similar plan of the Company. All outstanding shares of the Company have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Security as follows:

(a) Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

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(b) Securities Law Compliance. Such Investor has been advised that the Securities and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(c) Access to Information. Such Investor has received, read carefully and understands this Agreement and the Securities and all exhibits hereto and thereto and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for such Investor. The Company has made available to such Investor, prior to the purchase of the Securities, all Public Filings filed under the SEC, and Investor has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement and the Securities and to obtain any additional information necessary to verify information contained in the Agreement, the Securities or otherwise related to the financial data and business of the Company, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory. The foregoing shall not limit the Company’s representations and warranties or such Investor’s right to rely thereon.

(d) Acknowledgement of Risks. Such Investor is aware and acknowledges that (a) the Company has no operating history, and there is a high degree of risk that the Company will be unable to execute its business strategy successfully; (b) the Securities involve a substantial degree of risk of loss of its entire investment; (c) such Investor, in purchasing the Securities, is relying solely upon the advice of such Investor’s tax advisor with respect to the tax aspects of purchasing the Securities; and (d) because there are substantial restrictions on the transferability of the Securities it may not be possible for such Investor to liquidate its investment readily. Investor has reviewed the Risk Factors and other information referenced in the 10-K, the 10-Q and the Public Filings.

(e) Accredited Investor. Such Investor (a) is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and (b) maintains its domicile, and is not merely a transient or temporary resident, at the address shown on the signature page hereof.

(f) No Public Advertising. Investor acknowledges that Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

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(g) Transfer Restrictions. Further, Investor is aware that the Company was previously a shell company, and therefore the exemption offered pursuant to Rule 144 is not currently available. Notwithstanding the foregoing, however, Investor is aware that because the Company has filed current “Form 10 information” with the Securities and Exchange Commission reflecting its status as an entity that is no longer a shell company, if (i) the Company remains subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; and (ii) if the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months; then the Shares issued in connection with this Offering may be sold subject to Rule 144 (and applicable holding periods) and other applicable securities laws after one year has elapsed from the date that the Company file D “Form 10 information” with the Securities and Exchange Commission.

(h) Indemnification. Investor hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur: (i) by reason of P Investor’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Investor’s breach of any of representations, warranties or agreements contained herein (including the Purchaser Questionnaire and Suitability Statement); or (iii) with respect to any and all claims made by or involving any person, other than Investor personally, claiming any interest, right, title, power, or authority in respect to the Securities. Investor further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Securities.

4. Conditions to Closing of the Investors. Each Investor’s obligations at the Closing and each Additional Closing are subject to the fulfillment, on or prior to the Closing Date or applicable Additional Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date or applicable Additional Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date or applicable Additional Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents: (i) this Agreement and (ii) Securities issued hereunder.

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5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Securities at the Closing and at each Additional Closing is subject to the fulfillment, on or prior to the Closing Date or the applicable Additional Closing Date, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the applicable Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date and the applicable Additional Closing Date.

(b) Legal Requirements. At the Closing and at each Additional Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Securities shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

6. Miscellaneous.

(a) Waivers; Amendments. Any provision of this Agreement and the Securities may be amended, waived or modified only upon the written consent of the Company and Investor.

(b) Nature of Investment. For the avoidance of doubt, the parties hereto acknowledge and agree that the payment of the Investment Amount to the Company by an Investor will be deemed to be an equity investment in the Company and will not be a loan to or indebtedness of the Company.

(c) Governing Law; Arbitration, Consent to Jurisdiction, Waiver of Jury Trial. Any action to enforce or interpret this Offering, or to resolve disputes over this Agreement between the Company and the Investor, will be settled by arbitration in accordance with the rules of the American Arbitration Association. Arbitration will be the exclusive dispute resolution process, and arbitration will be a held in Tampa, Florida. Any Party may commence arbitration by sending a written demand for arbitration to the other Parties. The demand will set forth the nature of the matter to be resolved by arbitration. The Company will select the place of arbitration. The substantive law of the state of Florida will be applied by the arbitrator to the resolution of the dispute. The Parties will share equally all initial costs of arbitration. The prevailing Party will be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator will be final, binding, and conclusive on all Parties. Judgment may be entered on any such decision in accordance with applicable law in any court having jurisdiction of it. The arbitrator (if permitted under applicable law) or the court may issue a writ of execution to enforce the arbitrator’s decision. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS SUBSCRIPTION, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Transferability. The Securities shall not be transferred directly or indirectly, by any Investor to any person (other than to persons who are and remain affiliates of such Investor) without compliance with all applicable securities laws.

(f) Successors and Assigns. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(g) Transaction Expenses. Each party agrees to pay its own costs and expenses (including attorneys’ fees) in connection with the preparation and closing of the transactions contemplated by this Agreement and the Securities

(h) Entire Agreement. This Agreement together with the other Exhibits referenced heretin constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed, emailed or delivered to each party as follows: (i) if to a Investor, at such Investor’s address, email address, or facsimile number set forth in the signature page attached hereto, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at such address, or fax number set forth on the signature pages hereto, or at such other address, or facsimile number as the Company shall have furnished to the Investors in writing. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(j) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(l) Confidentiality and No-Trading. Except as required by law, the Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret non-public information that such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement, unless such information is known, or until such information becomes known, to the public; provided, that such Investor may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company; (b) to any prospective transferee of any Securities from such Investor as long as such prospective transferee agrees in writing to be bound by the provisions of this section; or (c) to any affiliate of such Investor or to a partner, stockholder or stockholder of such Investor. Investor understands that To the extent disclosed, the Company’s confidential information as well as the existence of the discussions concerning the Offering and the terms of the Offering being contemplated by the parties may be deemed material non-public information and Investor shall not trade in the stock of the Company while Investor is in possession of any material non-public information conveyed hereunder.

[SIGNATURE PAGE FOLLOWS]

You hereby certify that (a) all the information contained in this Agreement is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) you will notify the Company in writing immediately of any change in any of such information.

Amount of Security

for Which the undersigned Investor Subscribes: $ ________________

(You May Subscribe for Not Less than $100,000 unless approved by the Company)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the date first above written.

INVESTOR (if individual):	INVESTOR (if entity):

_________________________________	_________________________________
Signature	Name of Entity

_________________________________	By:_________________________________
Name (type of print)	Name:___________________________	Its:	__________

Address:
________________________________
Street

________________________________
City	State	Zip

Email:__________________________

NOTE: If the Securities are to be jointly owned, please check the applicable box below. The co-owner must complete and sign the Co-Owner Signature Page and the Co-Owner Suitability Statements on the next page.

[ ]	Joint Tenants with Right of

[ ]	Survivorship Tenants-in-Common

[ ]	Other: _________________________________

[Signature page for Securities Purchase Agreement]

CO-OWNER SIGNATURE PAGE

You hereby certify that (a) all the information contained in this Agreement is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) you will notify the Company in writing immediately of any change in any of such information.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date set forth below.

CO-OWNER:

________________________________

(Signature)

________________________________

(Print Name)

________________________________

(Date)

Address:

________________________________

Street

________________________________

City	State	Zip

Email: ________________________________

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly signed as of the date first above written.

COMPANY:

TRXADE GROUP, INC.
a Delaware corporation

By:
Name:	Suren Ajjarapu, CEO

Trxade Group, Inc.
3480 Land O Lakes Blvd
Land O Lakes, FL 34639

DATE:

Exhibit B

Purchaser Questionnaire and Suitability Statements

See attached.

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement

CONFIDENTIAL PURCHASER QUESTIONNAIRE AND SUITABILTY STATEMENT

TRXADE GROUP, INC.,

a Delaware corporation

Private Placement of Securities

Ladies and Gentlemen:

The information contained herein is furnished to you in order that you may determine whether the undersigned’s agreement to purchase Securities (the “Securities”) issued by Trxade Group, Inc., a Delaware corporation (the “Company”), may be accepted by you in light of the requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Act, and an exemption contained in the securities laws of certain states. The undersigned prospective investor (the “Investor”) understands that the information is needed in order to satisfy various suitability requirements, including the requirement that you must have reasonable grounds to believe that the Investor is an “Accredited Investor”, as defined in Rule 501 of Regulation D (which in the case of a partnership investor formed for the purpose of investing in the Securities requires each partner to be an Accredited Investor), and that the Investor has knowledge and experience in financial and business affairs such that the Investor is capable of evaluating the merits and risks of the proposed investment. The Investor understands that (a) you will rely on the information contained herein for purposes of such determination, (b) the Securities distributed in connection therewith will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, (c) the Securities will not be registered under the securities laws of any state in reliance upon a similar exemption, and (d) this Questionnaire is not an offer of the Securities or any other securities.

The Investor understands that, although this Questionnaire and the responses provided herein will be kept confidential, you may need to present it to such parties as you deem advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

(Please answer all questions. If the answer to any question is “None” or “Not Applicable”, please so state. Each partner of an investing partnership formed for the purpose of investing in the Securities must submit a completed Questionnaire.)

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement

1.	General Information.

Name of Prospective Investor: _____________________________

State of Domicile: _____________________________

Type of Prospective Investor. The undersigned is:

[ ]	An individual

[ ]	A corporation

[ ]	A partnership or limited liability company

[ ]	A trust

[ ]	Other

Address. The address of the undersigned is: _____________________________

________________________________________________________________

Contact Information. The contact information of the undersigned is:

Address: __________________________________

__________________________________________

Telephone: __________________________________

Email: __________________________________

Facsimile: __________________________________

Contact Person (if the undersigned is an entity): _______________

Tax I.D. Number. If an entity, the federal tax identification number

(Employer Identification Number) of the undersigned is: __________________

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement

Entities. If the undersigned is an entity:

Nature of business: ____________________________

Date of inception of business: ____________________

Was the undersigned formed for the specific purpose of acquiring the Securities?

[ ]	Yes	[ ]	No

2.      Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D as set forth in Exhibit A, and certifies that either (check one):

A.      [  ]      The undersigned is an “Accredited Investor” for one or more of the following reasons:

[  ]      (a) The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes (but excluding the value of the primary residence of such individual), automobiles and personal property, over total liabilities (but excluding the amount of indebtedness secured by the individual’s primary residence up to its fair market value, and including the amount of any such indebtedness in excess of such fair market value)), or joint net worth with his or her spouse, presently exceeds $1,000,000;

[  ]      (b) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

[  ]      (c) The undersigned is a manager, director or executive officer (e.g., President or any vice president in charge of a principal business unit, division or function such as sales, administration or finance) of the Company;

[  ]      (d) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000;

_________________________________

_________________________________

(describe entity)

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement

[  ]      (e) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase would be directed by a “sophisticated person” as described in Rule 506(b)(2)(ii);

[  ]      (f) The undersigned is a revocable trust which may be amended or revoked by the grantors, and all of the grantors satisfy the conditions of clauses (a), (b) or (c) above and have completed copies of this Questionnaire, which copies are delivered to the Company herewith;

[  ]      (g) The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire; All equity owners are listed below:

_________________________________

_________________________________

_________________________________

_________________________________

(list all equity owners)

B.      [  ]      The undersigned is not an “Accredited Investor”.

3.      Representations as to Sophistication. The information requested in this Section 3 must be provided by each prospective investor that is an individual, each individual shareholder of a prospective investor that is a corporation, each individual partner or member of a prospective investor that is a partnership or limited liability company, each individual grantor of a prospective investor that is a revocable trust and each sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act that will direct the investment by a prospective investor that is an irrevocable trust:

A.      General

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities?

[ ]	Yes	[ ]	No

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement

Do you, either alone by reason of your business or financial experience or together with your professional advisor(s), have the capacity to protect your own interests in connection with a purchase of the Securities?

[ ]	Yes	[ ]	No

Are you (or the beneficiary of the trust for which you are the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?

[ ]	Yes	[ ]	No

Would your purchase of the Securities be for investment?

[ ]	Yes	[ ]	No

If not, please state the reason for which you would purchase the Securities:

_______________________________________________________

By signing below, the undersigned hereby acknowledges that the representations set forth in this Questionnaire are accurate and complete in all respects, and undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein prior to the date and time that the undersigned purchases any Securities. The undersigned understands that the Company and its legal counsel will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

Dated: _____________________

________________________ Authorized Signature
________________________ Print Name
________________________ Print Title (if applicable)

Trxade Group, Inc.

Offering Memorandum and Subscription Booklet

Purchaser Questionnaire and Suitability Statement